UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

January 22, 2016

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14100 NW 57th Court		33014
Miami Lakes, Florida		(Zip Code)
(Address of principal executive offices)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 7.01 below is incorporated by reference into this Item 3.01.

Item 7.01             Regulation FD Disclosure.

On January 22, 2016, ERBA Diagnostics, Inc. (the “Company”) received a letter from NYSE MKT LLC (the “Exchange”) stating that the Exchange has accepted the Company’s plan of compliance (the “Plan”) for continued listing relating to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015. As previously reported, the Company received a letter on November 25, 2015 from the Exchange stating that the Company was not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 with the Securities and Exchange Commission (the “SEC”). The letter also stated that the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 was a material violation of its listing agreement with the Exchange and, therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange was authorized to suspend and, unless prompt corrective action was taken, remove the Company’s securities from the Exchange.

The Company was afforded the opportunity to submit a plan of compliance to the Exchange and, on December 10, 2015, the Company presented its Plan to the Exchange. On January 22, 2016, the Exchange notified the Company that it accepted the Company’s Plan and granted the Company an extension until May 25, 2016 (the “Plan Period”) to regain compliance with the continued listing standards of the Company Guide. The Company will be subject to periodic review by the Exchange during the Plan Period. Failure to make progress consistent with the Plan or to regain compliance with the continued listing standards of the Company Guide by the end of the Plan Period could result in the Company being delisted from the Exchange. The Company is working diligently to regain compliance with the Company Guide by May 25, 2016.

On January 27, 2016, the Company issued a press release announcing its receipt of the letter from the Exchange stating that the Exchange has accepted the Company’s Plan. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01             Financial Statements and Exhibits.

(d)            Exhibit 99.1 - Press Release dated January 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: January 27, 2016	By:	/s/ Mohan Gopalkrishnan
Mohan Gopalkrishnan
Chief Executive Officer

EXHIBIT INDEX

Exhibit                       Description

99.1                           Press Release dated January 27, 2016.